Related Party Balances and Transactions	6 Months Ended
Jun. 30, 2026
Related Party Balances and Transactions [Abstract]
RELATED PARTY BALANCES AND TRANSACTIONS

NOTE 11 – RELATED PARTY BALANCES AND TRANSACTIONS

The directors of the Company are entitled to a service fee and share-based compensation (and in the case of the Chairman of the Board, domestic travel expenses and an annual performance-based bonus). In the six months ended June 30, 2026 and 2025, the Company incurred net expenses of USD 261 thousand and USD 358 thousand, respectively, for directors fees and share-based compensation in the condensed consolidated interim financial statement of comprehensive loss.

In March 2026, the Company entered into an agreement to sublet of office and meeting room space from Kaiser Kaufman law firm in Ramat Gan, Israel at an annual rate of approximately USD 33 thousand. The Company requires this space in order to meet its expanding office space needs, and due to the property’s central location.